UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2003

ABLEAUCTIONS.COM, INC.

(exact name of Registrant as specified in charter)

Florida	000-28179	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1963 Lougheed Highway

Coquitlam, British Columbia V3K 3T8 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-805-4580

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 5.

Other Events and Regulation FD Disclosure

On October 23, 2003 the Board of Directors of Ableauctions.com, Inc. (the “Company”) approved a Share Purchase Agreement between the Company, Paul Piotrowski, Jabeel Janmohamed (collectively, Mr. Piotrowski and Mr. Janmohamed will be referred to as the “Stockholders”) and Rapidfusion Technologies Inc. (“RTI”) for the purchase of all of the capital stock owned by the Stockholders in RTI.  RTI creates and maintains websites, builds and supports custom hardware and network configurations and has developed a point of sale software that allows purchase orders, invoices and shipping notices to be sent by telephone overnight.  The consideration for the purchase, all of which was paid for by the Company, was $10.00.  There is no material relationship between the Company and the Stockholders, although RTI and the Stockholders, as employees of RTI and as individuals, have provided services to the Company in the past.

The Company intends to continue the business of RTI, and to develop a Windows version of RTI’s point of sale software, which the Company believes may be useful to its operations in the future.

Item 7.

Exhibits

10.

Share Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

/s/Abdul Ladha___________________

Abdul Ladha, Chief Executive Officer

Dated:  October 23, 2003

Exhibit 10.

SHARE PURCHASE AGREEMENT

THIS AGREEMENT dated for reference the 1st day of September, 2003.

AMONG:

PAUL PIOTROWSKI, of 1987 Brunette Avenue, Coquitlam, British Columbia, V3K 1H2

(“Piotrowski”)

- and -

JABEEL JANMOHAMED, of 1987 Brunette Avenue, Coquitlam, British Columbia, V3K 1H2

(“Janmohamed”)

(Piotrowski and Janmohamed are collectively known as the “Vendors”)

OF THE FIRST PART

AND:

ABLEAUCTIONS.COM, INC., a company incorporated under the laws of Florida and having a head office at 1963 Lougheed Highway, Coquitlam, British Columbia, V3K 3T8

(the “Purchaser”)

OF THE SECOND PART

AND:

RAPIDFUSION TECHNOLOGIES INC., a company incorporated under the laws of Canada and having registered and records offices located at 1055 West Georgia Street, Suite 1500 Royal Centre, PO Box 11117, Vancouver, British Columbia, V6E 4N7

(the “Company”)

OF THE THIRD PART

WHEREAS:

A.

The Vendors are the registered and beneficial owners of 100% of the Company’s issued and outstanding common shares; and

B.

The Vendors have agreed to sell and the Purchaser has agreed to purchase not less than 100% of the Company’s issued and outstanding common shares, subject to the following terms and conditions;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the promises, covenants, terms, conditions, representations, and warranties set forth in this Agreement, the parties agree as follows:

1.

INTERPRETATION

Where used in this Agreement, the following words will have the following meanings:

(a)

“Accounts Receivable” means all trade accounts, notes, and other debts arising out of the operation of the Business and owing to the Companies, whether due or to become due;

(b)

“Agreement” means this agreement, including the preamble, as supplemented or amended in effect from time to time;

(c)

“Assets” means all personal property, choses in action, intangible or intellectual property (including patents, copyrights, trade-marks, trade names, or licenses), and all other assets of any kind owned by the Companies;

(d)

“Business” means the business currently carried on by the Companies described as thesale and installation of Point-of-Sale (POS) software, development of the POS software, installation of computer hardware and POS related hardware, development of web-sites, the servicing and support of the hardware and POS systems. s;

(e)

“Closing Date” means the closing date of the transaction contemplated by this Agreement as defined in paragraph 6.1 of this Agreement;

(f)

“Company” means Rapidfusion Technologies Inc.;

(g)

“Companies” means, collectively, the Company and the Subsidiary;

(h)

“Contracts” means all material commitments, agreements, contracts, arrangements, instruments, leases, and other documents entered into by the Companies, by which the Companies are bound, or to which any of the Companies or the Assets are subject;

(i)

“Effective Date” means September 1, 2003;

(j)

“Exchange” means the American Stock Exchange;

(k)

“Indebtedness” means all trade accounts, debts, duties, endorsements, guarantees, liabilities, obligations, responsibilities, and undertakings assumed, created, incurred, or made by the Companies, whether voluntary or involuntary, however incurred or made or arising, whether due or not due (except accrued employees’ salaries that are not yet due), absolute, inchoate, or contingent, liquidated or unliquidated, determined or undetermined, direct or indirect, express or implied, and whether the Companies may be liable individually or jointly with others;

(l)

“Lien” means any mortgage, debenture, charge, hypothecation, pledge, lien, or other security interest or encumbrance of any kind, regardless of form and whether consensual or arising by laws, statutory, or otherwise, that secures the payment of any Indebtedness or the performance of any obligation or creates in favour of or grants to any Person any proprietary right;

(m)

“Person” means an individual, corporation, body corporate, partnership, joint venture, society, association, trust, or unincorporated organization, or any trustee, executor, administrator, or other legal representative;

(n)

“Purchaser” means Ableauctions.com, Inc.;

(o)

“Shares” means 10,000 common shares without par value of the Company, representing 100% of the Company’s issued and outstanding shares, which the Vendors will transfer to the Purchaser;

(p)

“Subsidiary” means 652297 B.C. Ltd.; and

(q)

“Vendors” means Paul Piotrowski and Jabeel Janmohamed, being all of the shareholders of the Company.

1.2

In this Agreement, except as otherwise expressly provided:

(a)

the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent, or intent of this Agreement or any of its provisions;

(b)

the singular of any term includes the plural and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limited (whether or not non-limited language, such as “without limitation” or “but not limited to” or words of similar import is used with reference to that term);

(c)

any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable in Canada;

(d)

any reference to a statute includes and is a reference to that statute and to the regulations made under that statute, with all amendments made to that statute and in force from time to time, and to any statute or regulations that may be passed that has the effect of supplementing or superseding that statute or those regulations;

(e)

except as otherwise provided, any dollar amount referred to in this Agreement is in Canadian funds; and

(f)

any other term defined within the text of this Agreement has the meaning so ascribed.

2.

PURCHASE AND SALE OF SHARES

2.1

Subject to the conditions and on the terms set forth in this Agreement, the Purchaser agrees to purchase and the Vendors agree to sell to the Purchaser all of their right, title, and interest in and to the Shares.

2.2

On the Closing Date, the Purchaser will pay to the Vendors the purchase price of $10.00 for the Shares to be divided between the Vendors pro rata in accordance with each Vendor’s percentage interest in the Shares or as the Vendors may otherwise direct the Purchaser in writing.

2.3

Notwithstanding the Closing Date, the effective date of the purchase and sale of the Shares will be the Effective Date.

3.

REPRESENTATIONS AND WARRANTIES OF THE VENDORS

3.1

To induce the Purchaser to enter into and consummate this Agreement, the Vendors jointly and severally represent and warrant to the Purchaser as follows:

(a)

the Vendors are the registered holder and beneficial owners of the Shares and the Vendors have no other interest, legal or beneficial, direct or indirect, in any other securities of the Company or in the Assets or the Business;

(b)

the Shares are free and clear of all Liens, equities, or claims of any kind, and the Shares are validly issued and outstanding as fully paid and non-assessable;

(c)

the Vendors have the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions set forth in this Agreement and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser;

(d)

this Agreement constitutes a legal, valid, and binding obligation of the Vendors and the Company, enforceable against the Vendors and the Company in accordance with its terms, except as may be limited by laws of general application affecting the rights of creditors;

(e)

the Vendors are residents of Canada, as that term is defined in the Income Tax Act (Canada);

(f)

the Shares represent all of the Company’s issued and outstanding shares;

(g)

the Company is a corporation duly incorporated and validly existing under the laws of British Columbia, is in good standing regarding the filing of annual reports, and has the power, authority, and capacity to enter into this Agreement and to carry out its terms;

(h)

neither the signing nor delivery of this Agreement, nor the completion of the purchase and sale of the Shares, will:

(i)

violate any of the terms and provisions of the Company’s Articles of Incorporation and Bylaws, or any judgment, order, decree, statute, bylaw, regulation, covenant, restriction, or any Contract or agreement applicable to the Vendors, the Companies, or any of the Assets;

(ii)

give any Person the right to terminate or cancel any Contract or any other right, license, permit, or other benefit enjoyed by the Companies, or remove any of the Assets; or

(iii)

result in the creation or imposition of any Lien or restriction of any nature whatsoever in favour of any Person on or against the Assets or the Shares;

(i)

the Company’s authorized capital is an unlimited number of Class A and Class B  shares without par value, of which 100 Class A shares are held in the aggregate by the Vendors;

(j)

no Person has any agreement or option or a right capable of becoming an agreement:

(i)

to require the Companies to issue any other securities or to convert or exchange any securities into or for shares of the Companies;

(ii)

for the purchase, subscription, allotment, or issuance of any of the unissued shares of the Companies; or

(iii)

to require the Companies to purchase, redeem, or otherwise acquire any of their issued and outstanding shares;

(k)

the Subsidiary’s current authorized capital is 100,000 common shares without par value, of which  100 common shares are held in the aggregate by the Vendors and Raymond Wong, all of which shares of the Subsidiary are free and clear of all Liens, equities, or claims of any kind, and are validly issued and outstanding as fully paid and non-assessable;

(l)

the Company will legally and beneficially own on the Effective Date, all of the issued and outstanding shares of the Subsidiary;

(m)

the Subsidiary is a corporation duly incorporated and validly existing under the laws of British Columbia and is in good standing regarding the filing of annual reports;

(n)

since the Effective Date:

(i)

there have been no material adverse changes in the corporate or financial affairs of the Companies or the Business;

(ii)

the Companies have not incurred, discharged, satisfied or paid any Liens or Indebtedness other than current Indebtedness in the normal course of business;

(iii)

the Companies have not made or authorized any single capital expenditure that exceeds $5,000, without full disclosure to the Purchaser;

(iv)

the Companies have neither waived nor surrendered any right of material value; and

(v)

the Business has been carried on in the normal course;

(o)

the Companies are not indebted nor under obligation to the Vendors, Raymond Wong or any directors, officers, employees, or affiliates of the Companies, and specifically the Companies are not liable to pay any outstanding salaries or wages, except in the normal course of business;

(p)

neither the Vendors nor any director, officer, employee, or affiliate of the Companies are indebted or under obligation to the Companies on any account whatsoever;

(q)

the Companies have not made, declared, or authorized any dividends or other distribution on any of their shares;

(r)

the Companies have the corporate power to own the Assets owned by them and to carry on the Business, the Companies are duly registered and qualified to carry on business in British Columbia and all other jurisdictions in which they do so;

(s)

the Companies have good and marketable title or rights to and possession of all the Assets free and clear of all Liens or other claims whatsoever, and neither the Vendors nor any of their family or affiliates own any Assets used by the Companies;

(t)

each item of machinery and equipment comprised in the Assets is in normal operating condition and in a state of reasonable maintenance and repair;

(u)

to the best of the Vendors’ knowledge, no copyright, franchise or license, patent right, trademark, trade name, domain name, or other intellectual property of the Companies used in or relating to the Business in any way infringes on the right of any Person under or regarding any patent, trade mark, trade name, copyright, or other industrial or intellectual property;

(v)

the Accounts Receivable arising between the Effective Date and the Closing Date are bona fide and collectible and are not subject to defenses, counterclaims, or set-off;

(w)

neither the Company nor the Subsidiary has altered its Charter documents since its incorporation, except as disclosed in its minute books, and the applicable corporate authorities in Canada have duly approved and registered all alterations;

(x)

there is no basis for and there are no actions, suits, judgments, investigations, or proceedings outstanding or pending or, to the Vendors’ knowledge, threatened against or affecting the Shares, the Companies, or the Assets at law or in equity or before or by any court or federal, provincial, state, municipal, or other government authority, department, commission, board, bureau, or agency;

(y)

to the best of the Vendors knowledge, the Companies are not in breach, violation, or infringement of any laws, ordinances, statutes, regulations, bylaws, judgments, orders, or decrees to which it is subject or that apply to them;

(z)

the Companies have obtained all permits, certificates, approvals, registrations, and licenses required for the operation of the Business as it is presently being conducted, and the Companies have not experienced, noted, or recorded any violations of any permits, certificates, approvals, registrations, and licenses, and no proceeding is pending or threatened to revoke or limit any of them;

(aa)

the Companies have not experienced nor are the Vendors aware of any occurrence or event that has had, or might reasonably be expected to have, a materially adverse effect on the Business or the results of their operations;

(bb)

the Companies have promptly and properly recorded or filed all of their material transactions in or with their respective books and records, and their minute books contain all records of the meetings and proceedings of shareholders and directors;

(cc)

the only present directors and officers of the Company are as follows:

Name:

Positions:

Paul Piotrowski

President and Director

Jabeel Janmohamed

Secretary and Director

(dd)

the only present directors and officers of the Subsidiary are as follows:

Name:

Positions:

Paul Piotrowski

Secretary and Director

Jabeel Janmohamed

Director

Raymond Wong

President and Director

(ee)

the Board of Directors of each of the Companies, as appropriate or necessary, has approved all of the Contracts and the Companies are not in material breach of or default under any of the terms, conditions, covenants, or provisions of the Contracts, nor have the Companies done or omitted to do anything that, with the giving of notice or lapse of time or both, would constitute a breach of or default under any Contract;

(ff)

the Vendors are not a party to any collective agreement relating to the Business with any labour union or other association of employees and no part of the Business has been certified as a unit appropriate for collective bargaining;

(gg)

the name and position of each of the Companies’ present employees, the duration of the employment of each employee with the Companies, and the remuneration, benefit obligations, and accrued vacation pay for each employee have been accurately provided to the Purchaser, and the Companies will have paid the full amounts of salaries, pensions, bonuses, commissions, and other remuneration of any nature, including severance pay and unpaid earned wages of the present or former directors, officers, employees, salesmen, consultants, and agents of the Companies, as at the Closing Date, up to the most recent pay day;

(hh)

since the Effective Date, the Companies have not increased the pay of or paid or agreed to pay any pension, bonus, share of profits, or other similar benefit to or for the benefit of any employee, director, officer, or agent of the Companies;

(ii)

there are no pension, profit sharing, incentive, bonus, or similar plans or other compensation plans affecting the Companies and they have no unfunded or unpaid liability for any plans, except for the monthly remittances paid in respect of U.I.C., C.P.P., Workers’ Compensation;

(jj)

the Companies do not have any Contracts, undertakings, or arrangements, whether oral, written, or implied, with lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, lawyers, or others that they cannot terminate on less than one month's notice;

(kk)

the Companies have been assessed for federal and provincial or state income tax for all years to and including the period ended August 31, 2003, and they have withheld and remitted to Canada Customs and Revenue Agency, or any other applicable tax collecting authority, all amounts required to be remitted to them respecting payments to employees or to non-residents or otherwise, and have paid all instalments of corporate taxes due and payable;

(ll)

the Companies have filed all tax returns, filings, and reports required by law to be filed prior to the date of this Agreement, including all federal, provincial, and state income tax returns, all returns and filings pertaining to compensation of employees of the Companies for job related injuries required by any state or federal law, and any other tax returns applicable to the Companies, and those returns, filings, and reports are true, complete, and correct, and the Companies have paid all taxes and other government charges, including all income, excise, sales, business, and property taxes and other rates, charges, assessment, levies, duties, taxes, contributions, fees, and licences required to be paid, and if not required to be paid as at the date of this Agreement, have been accrued in the financial statements to be provided to the Purchaser pursuant to section 5.3;

(mm)

the Companies have made adequate provision for taxes payable by the Companies for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time for the filing of any tax return by or payment of any tax, governmental charge, or deficiency by the Companies, and, to the Vendors’ knowledge, there are no contingent tax liabilities or any grounds that would prompt a re-assessment; and

(nn)

the Companies have made all elections required to be made under applicable income tax legislation in Canada and the United States, or other tax legislations in connection with any distributions by the Companies, and all elections were true and correct and in the prescribed forms and were made within the prescribed time periods.

3.2

The Vendors’ representations, warranties, covenants, and agreements contained in this Agreement, as may be amended by the certificate given by the Vendors in accordance with section 6.4, or in any certificates or documents delivered under this Agreement or in connection with the transaction contemplated by this Agreement will be true and correct at and as of the Effective Date and the Closing Date as though the representations and warranties were made at and as of that time.  Despite any investigations or inquiries made by the Purchaser before the signing of this Agreement or the waiver of any condition by the Purchaser, the Vendors’ representations, warranties, covenants, and agreements, as amended by the said certificate will survive the signing and closing of this Agreement and, despite the purchase and sale provided for in this Agreement, will continue in full force and effect for one year from the Closing Date.  If any of these representations and warranties are found to be incorrect or if the Vendors breach or are found to breach any covenant or agreement, which incorrectness or breach will result in the Purchaser sustaining, directly or indirectly, any loss or damage, then and subject to the provisions of section 9.1, the Purchaser will be entitled to be indemnified by the Vendors for such loss to the extent set out in section 9.1.

4.

PURCHASER’S REPRESENTATIONS AND WARRANTIES

4.1

To induce the Vendors to enter into and consummate this Agreement, the Purchaser represents and warrants to the Vendors as follows:

(a)

the Purchaser is a corporation duly incorporated, validly existing, and in good standing under the laws of Florida, and the Purchaser has the power and capacity to enter into this Agreement and carry out its terms;

(b)

the signing and delivery of this Agreement and the completion of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the Purchaser’s part;

(c)

this Agreement constitutes a legal, valid, and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except as limited by laws of general application affecting the rights of creditors;

(d)

the signing, delivery, and performance of this Agreement and of the other agreements contemplated or referred to in this Agreement, and the completion of the transactions contemplated by this Agreement, will not constitute or result in a violation or breach or default under:

(i)

any term or provision of any of the Articles of Incorporation, as amended, Bylaws, or other constating documents of the Purchaser;

(ii)

the terms of any indenture, agreement, instrument, or understanding, or other obligation or restriction to which the Purchaser is a party or by which it is bound; or

(iii)

any term or provision of any licenses, registrations, or qualification of the Purchaser or any court, government authority, or regulatory body, or any applicable law or regulation of any jurisdiction;

(e)

the Purchaser is a “reporting issuer” in the United States within the meaning of the Securities Exchange Act of 1934; and

(f)

the Purchaser’s shares of common stock are listed and posted for trading on the Exchange.

4.2

The Purchaser’s representations, warranties, covenants, and agreements contained in this Agreement or in any certificates or documents delivered under this Agreement or in connection with the transaction contemplated by this Agreement will be true and correct at and as of the Effective Date and the Closing Date as though the representations and warranties were made at and as of that time.  Despite any investigations or inquiries made by the Vendors before the signing of this Agreement or the waiver of any condition by the Vendors, the Purchaser’s representations, warranties, covenants, and agreements will survive the signing and closing of this Agreement and, despite the purchase and sale provided for in this Agreement, will continue in full force and effect for one year from the Closing Date.  If any of these representations and warranties are found to be incorrect or if the Purchaser breaches or is found to breach any covenant or agreement, which incorrectness or breach will result in the Vendors sustaining, directly or indirectly, any loss or damage, then the Purchaser will pay to the Vendors the amount of the loss or damage within 30 days of receiving notice of the loss or damage.

5.

COVENANTS OF THE PARTIES

5.1

Between the date of this Agreement and the Closing Date, the Companies will not:

(a)

issue, or enter into any agreements to issue, any securities of the Companies, including without limitation shares, warrants, options, convertible securities, or rights to purchase shares;

(b)

redeem, purchase, or otherwise acquire or commit to acquire any of the shares of the Companies;

(c)

amend their Charter documents;

(d)

effect any subdivision, consolidation, or reclassification of any of the shares of the Companies;

(e)

enter into any Contracts of any nature whatsoever except with the Purchaser’s prior written consent;

(f)

purchase or sell any of the Assets except bona fide inventory sold in the normal course of business to Persons at arm’s length to the Companies, their directors and officers, and the Vendors;

(g)

make any capital expenditure in excess of $5,000; and

(h)

make or agree to make any payment to any director, officer, employee, or agent of the Companies except in the normal course of business and at the regular rates of salary and commission for that person or as reasonable reimbursement for expenses incurred by that person in connection with the Companies.

5.2

Between the date of this Agreement and the Closing Date, the Vendors and the Company will:

(a)

permit, at all reasonable times, the Purchaser and its officers, counsel, accountant, and other representatives full access, during normal business hours, to the Assets, Contracts, books and records, minute books, and share registers of the Companies, and give the Purchaser and its representatives all information about the Companies that they may reasonably require;

(b)

conduct the Business and affairs of the Companies diligently and only in the normal course;

(c)

preserve and maintain the Companies’ employees, customers, suppliers, and goodwill, and the Assets and the Business;

(d)

promptly advise the Purchaser regarding any development that materially affects the Companies, the Business, or the Assets, in either case taken as a whole.

5.3

The Vendors will cause the Companies to deliver, not later than October 31, 2003, to the Purchaser unaudited financial statements of the Company and the Subsidiary for the most recent year end or such other period as the parties may agree, which financial statements will be substantially true and correct in every material respect and will present fairly their financial position and the results of their operations for the periods then ended, in accordance with generally accepted accounting principles applied on a basis consistent with that of previous years.

6.

CLOSING MATTERS

6.1

In this Agreement, the “Closing Date” means the date mutually agreed to by the parties, which will be within five business days following the fulfilment or waiver of all other closing conditions, which conditions must be obtained, fulfilled, or waived not later than October 31, 2003.  If the transactions contemplated by this Agreement do not close by October 31, 2003, then this Agreement will terminate unless the parties mutually agree to extend the Closing Date, which extension is not to be unreasonably withheld.  On the Closing Date, the Vendors and the Purchaser will complete the transactions contemplated by this Agreement and deliver the documents required to complete the transactions.  The closing will be held at the place mutually agreed on by the parties, failing which the closing will be held at the offices of the Purchaser’s solicitor, Claudia L. Losie, 1000 – 595 Burrard Street, Vancouver, British Columbia.

6.2

The Purchaser’s obligation to complete the transactions contemplated by this Agreement is subject to the conditions that:

(a)

the Purchaser will have completed due diligence to its satisfaction in respect of the Companies, the Business, the Assets, and other corporate matters related to the Companies;

(b)

the Purchaser will have obtained the approval of the American Stock Exchange (if required) of the purchase of the Shares;

(c)

the representations and warranties of the Vendors set forth in paragraph 3.1 of this Agreement will be true and correct in every particular as if the Vendors made those representations and warranties on the Closing Date;

(d)

the Vendors and the Company will have performed or complied with all covenants and agreements to be performed by them;

(e)

the Purchaser will have obtained an independent valuation of the Companies indicating a fair market value of less than $100,000;

(f)

the Vendors will have delivered all documents to be delivered by it under paragraph 6.4 of this Agreement; and

(g)

the Companies will not have experienced any event or condition or have taken any action of any kind adversely affecting the Assets or the Business to materially reduce the value of the Assets or the Business to the Purchaser.

The conditions set forth in this paragraph 6.2 are for the exclusive benefit of the Purchaser and the Purchaser may waive these conditions in writing in whole or in part on or before the Closing Date, but save as so waived, the completion by the Purchaser of the transaction contemplated by this Agreement will not prejudice or affect in any way the Purchaser’s rights regarding the Vendors’ representations and warranties set forth in paragraphs 3.1 and 3.2.

6.3

The Vendors’ obligations to complete the transaction contemplated by this Agreement are subject to the conditions that:

(a)

the Purchaser’s representations and warranties as set forth in paragraph 4.1 will be true and correct in every particular as if the Purchaser made those representations and warranties on the Closing Date;

(b)

the Purchaser will have performed or complied with all covenants and agreements to be performed or complied with by it; and

(c)

the Purchaser will have delivered all documents to be delivered by it under paragraph 6.5.

The conditions set forth in this paragraph 6.3 are for the Vendors’ exclusive benefit and the Vendors may waive these conditions in writing in whole or in part on or before the Closing Date, but save as so waived, the completion by the Vendors of the transaction contemplated by this Agreement will not prejudice or affect in any way the Vendors’ rights regarding the Purchaser’s representations and warranties set forth in paragraphs 4.1 and 4.2.

6.4

On the Closing Date, the Vendors will deliver or cause to be delivered to the Purchaser the following:

(a)

all of the Companies’ corporate records, books of account, Assets, Contracts, registers, and documents, including the Companies’ minute books and corporate seals;

(b)

a certificate signed by the Vendors confirming the accuracy of all representations and warranties contained in paragraph 3.1 of this Agreement, save as described in such certificate, the fulfilment of all covenants and conditions under this Agreement, unless waived, and any other matters that the Purchaser may reasonably require;

(c)

a certificate representing the Shares registered in the name of the Purchaser;

(d)

sequential resignations in writing of all current directors and officers of the Companies and sequential appointments of new directors and officers of the Company as nominated by the Purchaser evidenced by duly signed resolutions of the Companies’ directors; and

(e)

duly signed resolutions of the Company’s directors changing the authorized signatories of all corporate bank accounts to nominees of the Purchaser and changing the Company’s registered and records offices to the office of the Purchaser’s counsel.

6.5

On the Closing Date, the Purchaser will deliver to the Vendors a certified cheque or banker’s draft in the amount of $10.00 payable by the Purchaser to the Vendors in accordance with the direction of the Vendors.

7.

TRANSACTION EXPENSES

7.1

Each party to this Agreement will bear all costs and expenses incurred by it in negotiating this Agreement and in closing and carrying out the transaction contemplated by this Agreement.  All costs and expenses related to satisfying any condition or fulfilling any covenant contained in this Agreement will be borne by the party whose responsibility it is to satisfy the condition or fulfil the covenant in question.

8.

ASSUMPTION OF INDEBTEDNESS

8.1

The Companies agree to assign to the Vendors all Accounts Receivable that arose prior to the Effective Date and in consideration thereof, the Vendors agree to assume and pay all of the Indebtedness incurred and owed by the Companies prior to the Effective Date.

9.

INDEMNITY

9.1

The Vendors will indemnify and hold harmless the Purchaser from and against:

(a)

any and all losses, damages, or deficiencies resulting from any misrepresentation, breach of warranty, or non-fulfilment of any covenant on the part of the Vendors or the Companies under this Agreement, including without limitation the Vendors’ covenant in section 8.1, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by the Vendors to the Purchaser; and

(b)

any and all actions, suits, proceedings, demands, assessments, judgments, costs, and legal and other expenses incidental to the foregoing,

provided that:

(c)

the Purchaser gives the Vendors written notice of its claim for indemnification (which notice will, with reasonable particularity, specify the factual basis for the claim) on or before the day that is one year from the Closing Date; and

(d)

the aggregate amount of any and all claims made under this section 9.1 exceeds $5,000, it being understood that once such amount is exceeded, the aggregate of all such claims in excess of $5,000 will be payable to the Purchaser or the Company by the Vendors.

9.2

The Purchaser will indemnify and hold harmless the Vendors from and against:

(a)

any and all losses, damages, or deficiencies resulting from any misrepresentation, breach of warranty, or non-fulfilment of any covenant on the part of the Purchaser under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by the Purchaser to the Vendors; and

(b)

any and all actions, suits, proceedings, demands, assessments, judgments, costs, and legal and other expenses incidental to the foregoing,

provided that:

(c)

the Vendors give the Purchaser written notice of their claim for indemnification (which notice will, with reasonable particularity, specify the factual basis for the claim) on or before the day that is one year from the Closing Date; and

(d)

the aggregate amount of any and all claims made under this section 9.2 exceeds $5,000, it being understood that once such amount is exceeded, the aggregate of all such claims in excess of $5,000 will be payable to the Vendors by the Purchaser.

9.3

Nothing in this Article 9 will derogate from any party’s obligation at law to mitigate any damage suffered or incurred by that party.

10.

NOTICES

10.1

Any notices to be given by either party to the other will be sufficiently given if delivered personally or transmitted by facsimile or if sent by registered mail, postage prepaid, to the parties at their respective addresses shown on the first page of this Agreement, or to any other addresses as the parties may notify to the other from time to time in writing.  This notice will be deemed to have been given at the time of delivery, if delivered in person or transmitted by facsimile, or within five business days from the date of posting if mailed.

11.

GENERAL

11.1

The parties will sign all other documents and do all other things necessary to carry out and give effect to the intent of this Agreement.

11.2

This Agreement will enure to the benefit of and will be binding on the parties and their respective heirs, executors, administrators, successors, and assigns.

11.3

Time will be of the essence of this Agreement.

11.4

This Agreement constitutes the entire Agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise, and no terms, conditions, or agreements collateral to this Agreement other than as expressly set forth or referred to in this Agreement.  This Agreement supersedes all letters of intent or agreements made between the parties before the date of this Agreement.

11.5

If any part of this Agreement is held invalid or unenforceable by a Court of law, then this Agreement will be read as if the invalid or unenforceable provision were removed.

11.6

The parties may sign this Agreement in several parts in the same form, which parts will together form one original agreement and will be read together and construed as if all signing parties had signed one copy of this Agreement.

11.7

This Agreement will be governed by and construed in accordance with the laws of British Columbia and the parties will attorn to the jurisdiction of the Courts thereof.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date written on the first page of this Agreement.

SIGNED, SEALED AND DELIVERED

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by PAUL PIOTROWSKI

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in the presence of

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PAUL PIOTROWSKI

Witness

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Witness

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SIGNED, SEALED AND DELIVERED

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by JABEEL JANMOHAMED

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in the presence of

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JABEEL JANMOHAMED

Witness

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Witness

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THE CORPORATE SEAL OF

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ABLEAUCTIONS.COM, INC.

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was affixed in the presence of

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c/s

Authorized Signatory

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Authorized Signatory

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THE CORPORATE SEAL OF

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RAPIDFUSION TECHNOLOGIES

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INC. was affixed in

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the presence of

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c/s

Authorized Signatory

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Authorized Signatory

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